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ORX750, an Oral Selective Orexin Receptor 2 Agonist, Promotes Wakefulness and Reduces Cataplexy in the Orexin/Ataxin-3 Mouse Sarah Wurts Black, Ph.D. October 25th World Sleep 2023, Rio de Janeiro, Brazil

• ORX750 is a novel, full OX2R agonist designed using high resolution crystal and cryo-EM structures • ORX750 potently activated the OX2R with an EC50 of 0.11 nM and 9,800-fold selectivity over OX1R • Oral administration of ORX750 achieved maximal wake times in highly predictive Atax and DTA mouse models of narcolepsy type 1 – Activity observed at 0.1 mg/kg, the lowest dose tested in DTA mice – Increased time awake, latency to sleep, latency to cataplexy, and consolidation of wakefulness – Suppressed cataplexy occurrences • ORX750 showed activity in wild type mice at the lowest dose tested (1 mg/kg) 3 We believe ORX750 has the potential to treat narcolepsy and other sleep/wake disorders ORX750 OX2R

ORX750 showed high *in vitro* potency at OX2R and selectivity vs. OX1R



Activation
(% total)
100
75
50
25
0
OXA at hOX2R
ORX750 at hOX2R
ORX750 at hOX1R
-12
-10
-8
-6
Log concentration (M)

***EC_{50}* 0.11 nM** *for hOX2R*

9,800-fold selectivity *vs. hOX1R*

- Activation pattern was indistinguishable from OXA with lack of biased agonism[1]
- No significant differences in OX2R potency were observed across species[2]
- No significant pharmacological activity observed in GPCR selectivity and in vitro safety panels[3]

Fluorescent imaging plate reader (FLIPR) assay with Chinese hamster ovary (CHO) cells stably expressing recombinant human OX1R or OX2R; **OXA EC50 at hOX2R = 0.035 nM; ORX750 EC50 at hOX1R = 1100 nM**

1 Pathhunter β-arrestin recruitment assay with CHO cells co-expressing ProLink™ (PK)-tagged OX2R and Enzyme Acceptor (EA)-tagged β-arrestin

2 Human, mouse, rat, dog, monkey recombinant receptors *in vitro*

3 Safety 47 and GPCRMax168 from >60 receptor families

4

ORX750 activated endogenous OX2R in mouse *ex vivo* brain slice

Whole cell recordings of histaminergic neurons in ventral TMN in mouse brain slices


Application Period
ORX750 (30 nM)
-50 mV
20 mV
2
min
Neuronal firing rate

High potency at native mouse OX2R

ORX750 depolarized[1] and increased firing rates[2] of histaminergic neurons in the TMN

- ORX750 EC_{50} 5 nM; OXA EC_{50} 32 nM
- TMN=tuberomammillary nucleus, area enriched in OX2R and a component of the orexinergic wake-promoting neurocircuitry (Mignot, E., et al., Front Neurol Neurosci, 2021;45:103)

1. Performed in presence of tetrodotoxin
2. Performed in absence of tetrodotoxin

CENTESSA PHARMACEUTICALS

5

ORX750 promoted wakefulness in NT1 mouse models during the active phase in the EEG/EMG/video assay



Atax mouse
DTA mouse
*
Wake time
(% during 3 h post dose)
100
75
50
25
0
0
0.3
1
3
10
0.1
Latency to NREM sleep
(minutes)
360
240
120
ORX750 (mg/kg, p.o.)

Time awake increased at* ≥ 0.1 mg/kg *(lowest dose tested in DTA mice)

Latency to sleep increased at* ≥ 0.1 mg/kg *(lowest dose tested in DTA mice)

- Age at first dose 20-22 wks in orexin/ataxin-3 (Atax) and 23-27 wks (7 wks after removal of doxycycline chow) in orexin/tTA;tetO diphtheria toxin fragment A (DTA) mice; males used
- EEG, EMG recorded using intraperitonially implanted telemeters with video and manually scored in 10-sec epochs; dosing at start of dark period
- *For all doses, all models $p < 0.05$ vs. 0 mg/kg, Holm-Sidak multiple comparisons test following repeated-measures analysis of variance (RM-ANOVA) per mouse model in counterbalanced design

CENTESSA PHARMACEUTICALS

7 • Manually scored 10-sec epochs by consensus criteria (Scammell, T et al., SLEEP 2009;32(1):111) in mice housed with running wheels; dosing at start of dark period • If no cataplexy was observed during the 6 h test window, the maximum possible latency was assigned (360 min); mice without cataplexy in baseline were excluded from analysis • For all doses, all models vs. vehicle, p < 0.05 vs. 0 mg/kg, Holm-Sidak multiple comparisons test following RM-ANOVA per mouse model in counterbalanced design 0 0.3 1 3 10 0 120 240 360 Atax mouse DTA mouse Latency to cataplexy (minutes) Cataplexy occurrences decreased at ≥ 0.1 mg/kg (lowest dose tested in DTA mice) Latency to cataplexy increased ≥ 0.1 mg/kg (lowest dose tested in DTA mice) ORX750 (mg/kg, p.o.) Cataplexy occurrences (count during 6 h post dose) * * * * 14 days of treatment did not attenuate the effect of ORX750

ORX750 altered EEG power during wakefulness during the active phase in Atax mice


Delta
(0.5-4.5 Hz)
Theta
(4.5-9.5 Hz)
Alpha
(9.5-12.5 Hz)
Beta
(12.5-30.5 Hz)
Gamma
(30.5-80 Hz)
n.s.
* * *
* * *
n.s.
* * * *
Wake EEG power
(normalized % during 1 h post dose)
0
10
20
30
40
0 0.3 1 3 10
ORX750 (mg/kg, p.o.)

ORX750 increased EEG power during wakefulness in the alpha and gamma bands and decreased power in the theta band

- Increase in EEG power in gamma frequency associated with enhanced alertness (Cantero, J.L., et al., NeuroImage, 2004;22:1271)
- Data normalized as the percent of the mean power across all frequency bands in 6 h recording from 10-sec, artifact-free wakefulness epochs of manually scored EEG
- * $p < 0.05$ vs. 0 mg/kg, Holm-Sidak multiple comparisons test following RM-ANOVA in counterbalanced design

CENTESSA PHARMACEUTICALS

8

ORX750 increased wake time and consolidation in wild type (WT) and an NT1 mouse model during the rest phase in the PiezoSleep assay


Consolidation of wakefulness
Wake time
(% during 2 h post dose)
Wake bout duration
(mean sec during 1 h post dose)
Wake bout occurrences
(count during 1 h post dose)
WT mouse
Atax mouse
*
100
75
50
25
0
0
1
3
10
0.3
3600
2700
1800
900
16
12
8
4
ORX750 (mg/kg, p.o.)

In healthy WT mice, wake time and consolidation increased at ≥ 1 mg/kg (lowest dose tested)

NT1 mouse models were more sensitive to OX2R agonism than WT mice

CENTESSA PHARMACEUTICALS

- Data collected using PiezoSleep, in which wakefulness readouts based on movement & breath rate highly correlate with EEG/EMG measures (Black, et al., ESRS2022 presentation)

- Age at first dose was 16-20 wks in male Atax mice and WT colony mates; mice dosed at 5 h after lights on
- * $p < 0.05$ vs. 0 mg/kg, Holm-Sidak multiple comparisons test following RM-ANOVA per mouse model in counterbalanced design

9

• ORX750 is a novel, full OX2R agonist designed using high resolution crystal and cryo-EM structures • ORX750 potently activated the OX2R with an EC50 of 0.11 nM and 9,800-fold selectivity over OX1R • Oral administration of ORX750 achieved maximal wake times in highly predictive Atax and DTA mouse models of narcolepsy type 1 – Activity observed at 0.1 mg/kg, the lowest dose tested in DTA mice – Increased time awake, latency to sleep, latency to cataplexy, and consolidation of wakefulness – Suppressed cataplexy occurrences • ORX750 showed activity in wild type mice at the lowest dose tested (1 mg/kg) 10 We believe these results support further progression of ORX750 as a potential best-in-class treatment for narcolepsy and other sleep/wake disorders